UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2018

CAPITOL INVESTMENT CORP. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38186	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2018, Capitol Investment Corp. IV (the “Company”) received a notice from the staff of NYSE Regulation (the “Staff”) of the New York Stock Exchange (“NYSE”) stating that, based on the Staff’s records, the Company is not currently in compliance with Section 802.01B of the NYSE Listed Company Manual. Section 802.01B of the Listed Company Manual requires listed acquisition companies to maintain at least 300 public stockholders on a continuous basis.

The Company must submit to the Staff within 45 days a plan to regain compliance with Section 802.01B of the Listed Company Manual within 18 months from the date of the notice (by April 3, 2020). The Company anticipates that it will satisfy this listing requirement within such time period once it locates a target business with which to consummate an initial business combination.

The Company’s plan will be reviewed by the Listing Operations Committee of the NYSE (the “Committee”). If the Committee accepts the Company’s plan, the Company’s securities will remain listed on NYSE and will be subject to quarterly monitoring for compliance with its plan during the following 18 months. If the Committee does not accept the Company’s plan, the Staff may commence suspension and delisting procedures.

The Company’s Class A ordinary shares, warrants and units, which trade under the symbols “CIC”, “CIC.WS” and “CIC.U”, respectively, will continue to be listed and traded on the NYSE during the cure period and will bear the indicator “.BC” on the consolidated tape to indicate noncompliance with the NYSE’s quantitative continued listing standards.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including but not limited to statements labeled with the terms “intends,” “anticipates,” and “will,” which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ from those expressed herein. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 7.01	Regulation FD Disclosure.

On October 9, 2018, the Company issued a press release announcing receipt of the notice of noncompliance from the Staff. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit 99.1	Press Release dated October 9, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2018	CAPITOL INVESTMENT CORP. IV

By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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